SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 27, 2001
                                                         (March 26, 2001)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



        ....  DELAWARE....................1-9318...............13-2670991...
      (State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)              File Number)           Identification No.)



        777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA........ 94404...
       (Address of principal executive offices)                 (Zip Code)


          Registrant's telephone number, including area code.(650) 312-3000


                   ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a joint press release issued by Registrant and Fiduciary Trust Company International on March 26, 2001. By this filing, Registrant is not establishing the practice of filing all press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 - Press Release issued on March 26, 2001 by Registrant and
             Fiduciary Trust Company International.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FRANKLIN RESOURCES, INC.
                               (Registrant)


Date: March 27, 2001           /s/ Leslie  M. Kratter
                               --------------------------
                               LESLIE M. KRATTER
                               Senior Vice President


                                    Exhibits

Exhibit 99 Press Release issued on March 26, 2001 by Registrant and Fiduciary Trust Company International.